                                                                           DRAFT

                                                                     Exhibit 1.1


                               2,000,000 Shares(1)

                          Coulter Pharmaceutical, Inc.

                                  Common Stock

                               ($0.001 Par Value)


                          EQUITY UNDERWRITING AGREEMENT


                                                           _______________, 1998



BT Alex. Brown Incorporated
Hambrecht & Quist LLC
Pacific Growth Equities, Inc.
Piper Jaffray Inc.
As Representatives of the
      Several Underwriters
c/o BT Alex. Brown Incorporated
One South Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

     Coulter Pharmaceutical, Inc., a Delaware corporation (the "COMPANY"), proposes to sell to the several underwriters (the "UNDERWRITERS") named in
Schedule I hereto for whom you are acting as representatives (the "REPRESENTATIVES") an aggregate of 2,000,000 shares of the Company's Common Stock, $0.001 par value (the "FIRM SHARES"). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to sell at the Underwriters' option an aggregate of up to 300,000 additional shares of the Company's Common Stock (the "OPTION SHARES") as set forth below.

--------

(1) Plus an option to purchase from the Company up to 300,000 additional shares to cover overallotments.





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     As the Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "SHARES."

     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

     1.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company hereby represents and warrants as follows:

          (a) A registration statement on Form S-3 (File No. 333-58829) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "ACT"), and the Rules and Regulations (the "RULES AND REGULATIONS") of the Securities and Exchange Commission (the "COMMISSION") thereunder and has been filed with the Commission. The Company has complied with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462 (b) of the Act, herein referred to as the "REGISTRATION STATEMENT," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "PROSPECTUS" means the form of prospectus first filed with the Commission pursuant to Rule 424(b). Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "PRELIMINARY PROSPECTUS." The "EFFECTIVE DATE" means the effective date of the Registration Statement. Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to any Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rules 424(b) or 430A, and prior to the termination of the offering of the Shares by the Underwriters.

          (b) The Company's only subsidiary is Coulter Pharma Belgium SA, a corporation organized under the laws of Belgium (the "SUBSIDIARY"). Each of the Company and its Subsidiary



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has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and as being conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its Subsidiary, taken as a whole).

          (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any materially adverse change in the business, properties, financial condition or results of operations of the Company and its Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, other than as set forth in the Registration Statement and the Prospectus, and since such dates, except in the ordinary course of business, neither the Company nor its Subsidiary has entered into any material transaction not referred to in the Registration Statement and the Prospectus.

          (d) The Registration Statement and the Prospectus comply, and on the Closing Date (as hereinafter defined) and any later date on which Option Shares are to be purchased, the Prospectus will comply, in all material respects, with the provisions of the Act and the Securities Exchange Act of 1934, as amended (herein referred to as the "EXCHANGE ACT") and the rules and regulations of the Commission thereunder; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date the Prospectus did not and, on the Closing Date and any later date on which Option Shares are to be purchased, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subparagraph shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon and in conformity with information herein or otherwise furnished in writing to the Company by or on behalf of the Underwriters for use in the Registration Statement or the Prospectus.

          (e) The Shares, when issued and sold to the Underwriters as provided herein, will be duly and validly issued, fully paid and nonassessable and conform to the description thereof in the Prospectus. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares as contemplated herein.

          (f) Prior to the Closing Date the Shares to be issued and sold by the Company will be authorized for listing by The Nasdaq National Market upon official notice of issuance.




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          (g)  There are no legal or governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks or other proprietary information or materials of the Company or its Subsidiary, and, to the best of the Company's knowledge no such proceedings are threatened or contemplated by governmental authorities or others.

          (h) There are no contracts or other documents, relating to governmental regulation affecting the Company or the Company's patents, trade secrets, trademarks, service marks or other proprietary information or materials, of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus that are not filed or described as required.

          (i) To the Company's knowledge, the Company is not infringing or otherwise violating any patents, trade secrets, trademarks, service marks or other proprietary information or materials, of others, and to the best of the Company's knowledge there are no infringements by others of any of the Company's patents, trade secrets, trademarks, service marks or other proprietary information or materials which could affect materially the use thereof by the Company.

          (j) To the Company's knowledge, the Company owns or possesses sufficient licenses or other rights to use all patents, trade secrets, trademarks, service marks or other proprietary information or materials necessary to conduct the business now being or proposed to be conducted by the Company as described in the Prospectus.

          (k) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 ACT"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such manner as to ensure that it will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

          (l) The Company has filed in a timely manner all documents that the Company was required to file with the Commission under Sections 13, 14(a) and 15(d) of the Exchange Act during the 12 months preceding the Effective Date.

     2.   PURCHASE, SALE AND DELIVERY OF THE FIRM SHARES.

          (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $_____ per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof.

          (b) Payment for the Firm Shares to be sold hereunder is to be made in Federal (same day) funds against delivery of certificates therefor to the Representatives for the several



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accounts of the Underwriters. Such payment and delivery are to be made through the facilities of the Depository Trust Company, New York, New York at 10:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "CLOSING DATE." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.)

          (c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this
Section 2. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "OPTION CLOSING DATE"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in Federal (same day funds) through the facilities of the Depository Trust Company in New York, New York drawn to the order of the Company.

     3.   OFFERING BY THE UNDERWRITERS.

          It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.




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          It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

     4.   COVENANTS OF THE COMPANY.

          The Company covenants and agrees with the several Underwriters that:

          (a) The Company will (A) use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Rules and Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations, (B) not file any amendment to the Registration Statement or supplement to the Prospectus or document incorporated by reference therein of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

          (b) The Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

          (c) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.




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          (d)  The Company will deliver to, or upon the order of, the
Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Representatives may reasonably request.

          (e) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Securities Exchange Act of 1934 which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

          (f) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

          (g) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.




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          (h)  No issuance, offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of BT Alex. Brown Incorporated. The foregoing sentence shall not apply to (A) the Shares to be sold to the Underwriters pursuant to this Agreement, (B) shares of Common Stock issued by the Company upon the exercise of options granted under the 1995 Equity Incentive Plan, the 1996 Equity Incentive Plan and the Employee Stock Purchase Plan of the Company (the "Option Plans"), and (C) options to purchase Common Stock granted under the Option Plans.

          (i) The Company will use its best efforts to list, subject to notice of issuance, the Shares on The NASDAQ Stock Market.

          (j) The Company has caused each officer and director of the Company to furnish to you, on or prior to the date of this agreement, a letter or letters, in form and substance satisfactory to the Underwriters, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any shares of Common Stock of the Company or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for Common Shares or derivative of Common Shares owned by such person or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition of) for a period of 90 days after the date of this Agreement, directly or indirectly, except with the prior written consent of BT Alex. Brown & Sons Incorporated ("LOCKUP AGREEMENTS").

          (k) The Company shall apply the net proceeds of its sale of the Shares as set forth in the Prospectus.

          (l) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or its Subsidiary to register as an investment company under the 1940 Act.

          (m) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

          (n) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

     5.   COSTS AND EXPENSES.





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          The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Underwriters' Selling Memorandum, the Underwriters' Invitation Letter, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Shares; the Listing Fee of The NASDAQ Stock Market; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws. The Company agrees to pay all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, incident to the offer and sale of directed shares of the Common Stock by the Underwriters to employees and persons having business relationships with the Company and the Subsidiary. The Company shall not, however, be required to pay for any of the Underwriters expenses (other than those related to qualification under NASD regulation and State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

     6.   CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

          The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

          (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the




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Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

          (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Cooley Godward LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

               (i) Each of the Company and its Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, to the knowledge of such counsel, is duly qualified as a foreign corporation and in good standing in each state of the United States of America in which its ownership or leasing of property requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Subsidiary, taken as a whole), and has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; all the issued and outstanding capital stock of the Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable, and is owned of record by the Company free and clear of all liens, encumbrances and security interests and to the best of such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiary are outstanding;

               (ii) the authorized capital stock of the Company consists of 3,000,000 shares of Preferred Stock, of which there are no outstanding shares, and 30,000,000 shares of Common Stock, $0.001 par value, of which there are outstanding _________ shares (including the Firm Shares plus the number of shares of Option Shares issued on the date hereof); proper corporate proceedings have been taken validly to authorize such authorized capital stock; all of the outstanding shares of such capital stock (including the Firm Shares and the shares of Option Shares issued, if any) have been duly and validly issued and are fully paid and nonassessable; any Option Shares purchased after the Closing Date, when issued and delivered to and paid for by the Underwriters as provided in this Agreement, will have been duly and validly issued and be fully paid and nonassessable; and no preemptive rights of, or rights of refusal in favor of, stockholders exist with respect to the Shares, or the issue and sale thereof, pursuant to the Certificate of Incorporation or Bylaws of the Company and, to the knowledge of such counsel, there are no contractual preemptive rights that have not been waived, rights of first refusal or rights of co-sale which exist with respect to the issue and sale of the Shares;




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               (iii) the Registration Statement has become effective under the
Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus is in effect and no proceedings for that purpose have been instituted or are pending or threatened by the Commission;

               (iv) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial data and statistical data derived from such financial information, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act, the Exchange Act and with the rules and regulations of the Commission thereunder. The conditions for the use of Form S-3, set forth in the General Instructions thereto, have been satisfied;

               (v) the information required to be set forth in the Registration Statement in answer to Item 10 (insofar as it relates to such counsel) and of Form S-3 is, to the best of such counsel's knowledge, accurately and adequately set forth therein in all material respects to the extent required under the Act and Rules or no response is required with respect to such Items, and, to the best of such counsel's knowledge, the description of the Company's stock option plan and the options granted and which may be granted thereunder and the options granted otherwise than under such plan incorporated by reference in the Prospectus under the caption "Management--Equity Incentive Plans" accurately and fairly presents the information required to be shown with respect to said plan and options to the extent required by the Act and the Rules and Regulations;

               (vi) such counsel do not know of any franchises, contracts, leases, documents or legal proceedings, pending or threatened, which in the opinion of such counsel are of a character required under the Act and Rules to be described in the Registration Statement or the Prospectus or to be filed as exhibits to or incorporated by reference in the Registration Statement, which are not described, filed or incorporated by reference as required;

               (vii) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

               (viii) the issue and sale by the Company of the Shares will not conflict with, or result in a breach of, the Certificate of Incorporation or Bylaws of the Company or the Subsidiary or any agreement or instrument known to such counsel to which the Company or the Subsidiary is a party which is required to be filed as an exhibit to the Registration Statement or any applicable law or regulation, or so far as is known to such counsel, any order, writ, injunction or decree, of any jurisdiction, court or governmental instrumentality binding upon the Company;

               (ix) so far as is known to such counsel, all holders of securities of the Company having rights to the registration of shares of Common Stock, or other securities, have waived such rights with respect to the Registration Statement or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement;




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               (x) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in the Underwriting Agreement, except such as have been obtained under the Act and such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

               (xi) the Shares issued and sold by the Company will been duly authorized for listing by the Nasdaq National Market upon official notice of issuance;

               (xii) the statements in the Prospectus under the captions "Risk Factors -- Dependence on Proprietary Technology; Uncertainty of Patents and Proprietary Technology," "Patents and Other Intellectual Property" and "Government Regulation," insofar as such statements constitute matters of United States law or legal conclusions thereunder, accurately describe such matters of law and legal conclusions to the extent required under the Act and the Rules and Regulations;

               (xiii) to the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company is a party relating to patent rights, trade secrets or other proprietary information or materials of the Company or the Subsidiary, and, to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or others;

               (xiv) no facts have come to such counsel's attention to cause such counsel to believe that the Company is infringing or otherwise violating any valid patents of others; and to the best of such counsel's knowledge, the Company has not received any notice that it is infringing or otherwise violating or misappropriating any trade secrets, trademarks, service marks or other proprietary information or materials of others.

          In addition to the matters set forth above, counsel rendering the foregoing opinion shall also include a statement to the effect that nothing has come to the attention of such counsel in connection with the preparation of the Registration Statement that leads them to believe that the Registration Statement (except as to the financial statements and schedules, other financial information and statistical data derived from such financial information, as to which such counsel need not express any belief) at the Effective Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Prospectus (except as to the financial statements and schedules, other financial information and statistical data derived from such financial information, as to which such counsel need not express any belief) as of its date or at the Closing Date (or any later date on which Option Stock is purchased), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or of the States of California and Delaware, upon opinions of local counsel satisfactory in form and scope to counsel for the Underwriters. Furthermore, counsel rendering the foregoing opinion shall not be required to opine as to matters addressed in the Dehlinger and Associates opinion referred to in Section 6(i). Copies of any opinions so relied upon shall be delivered to the Representative and to counsel for the Underwriters and the foregoing opinion shall also state that counsel knows of no reason the Underwriters are not entitled to rely upon the opinions of such local counsel.

          (c) The Representatives shall have received from Wilson Sonsini Goodrich & Rosati, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (iii) and (iv) of Paragraph (b) of this Section 6, and that the Company is a duly organized and validly existing corporation under the laws of the State of Delaware. In rendering such opinion Wilson Sonsini Goodrich & Rosati may rely as to all matters governed other than by the laws of the State of California, the General Corporation Law of the State of Delaware or Federal laws on the opinion of counsel referred to in Paragraph (b) of this
Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, or any amendment thereto, as of the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein), and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact, necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, Wilson Sonsini Goodrich & Rosati may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

          (d) The Representatives shall have received, on the date hereof, the Closing Date and the Option Closing Date, as the case may be, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus.

          (e) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

               (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registrations Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission;

               (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

               (iii) All filings required to have been made pursuant to Rules 424 or 430A under the Act have been made;

               (iv) He or she has carefully examined the Registration Statement and the Prospectus and, in his or her opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

               (v) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiary taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiary taken as a whole, whether or not arising in the ordinary course of business.

          (f) The Company shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

          (g) The Firm Shares and Option Shares, if any, have been approved for designation upon notice of issuance on the NASDAQ Stock Market.

          (h) The Lockup Agreements described in Section 4 (j) are in full force and effect.

          (i) You shall have received from Dehlinger & Associates, outside counsel for the Company, an opinion, addressed to the Underwriters and dated the Closing Date, and if Option Stock is purchased at any date after the Closing Date an additional opinion from such counsel, addressed to the Underwriters and dated such later date, confirming that the statements expressed as of the Closing Date in such opinion remains valid as of such later date that:

               (i) To the best of such counsel's knowledge, the Company is not infringing or otherwise violating any of the patents reviewed by such counsel (the "REVIEWED PATENTS").

               (ii) To the best of such counsel's knowledge and belief, the statements in the Registration Statement and the Prospectus under the captions "Risk Factors -- Dependence upon Proprietary Technology; Uncertainty of Patents and Proprietary Technology" and "Business -- Patents and Other Intellectual Property" as they pertain to the Reviewed Patents are accurate and complete statements or summaries of the matters set forth therein, and nothing has come to our attention that causes us to believe that the above-described portions of the Registration Statement and the Prospectus contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Wilson Sonsini Goodrich & Rosati, counsel for the Underwriters.

          If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

          In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

     7.   CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

          The obligations of the Company to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

     8.   INDEMNIFICATION.

          (a)  The Company agrees:

               (1) to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading any act or failure to act, or (iii) any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided, that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgement by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof.

               (2) to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

          (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event
(i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

          (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

     9.   DEFAULT BY UNDERWRITERS.

          If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10.  NOTICES.

          All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to BT Alex. Brown Incorporated, 101 California Street 48th Floor, San Francisco, CA 94111,
Attention: James Scopa; with a copy to BT Alex. Brown Incorporated, One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006, Attention: General Counsel; if to the Company, to

                     550 California Avenue, Suite 200
                     Palo Alto, California 94306
                     Attention: Michael F. Bigham

     11.  TERMINATION.

          (a) This Agreement may be terminated by you by notice to the Company at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiary taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiary taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, or (iii) suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act); (vii) the suspension of trading of the Company's common stock by the NASDAQ Stock Market, the Commission, or any other governmental authority or, (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

          (b) as provided in Sections 6 and 9 of this Agreement.

     12.  SUCCESSORS.

          This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

     13.  INFORMATION PROVIDED BY UNDERWRITERS.

          The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), legends required by Item 502(d) of Regulation S-K under the Act and the information under the caption "Underwriting" in the Prospectus.

     14.  MISCELLANEOUS.

          The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Shares under this Agreement.

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.



                  [Remainder of Page Intentionally Left Blank]

          If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                COULTER PHARMACEUTICAL, INC.


                                By
                                   ---------------------------------------------
                                   Michael F. Bigham
                                   President and Chief Executive Officer


The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

BT ALEX. BROWN INCORPORATED

Hambrecht & Quist

Pacific Growth Equities, Inc.

Piper Jaffray Inc.

As Representatives of the several
Underwriters listed on Schedule I

By:  BT Alex. Brown  Incorporated


By:
     -----------------------------
     Authorized Officer

                                   SCHEDULE I



                            SCHEDULE OF UNDERWRITERS

                                                           Number of Firm Shares
         Underwriter                                          to be Purchased
         -----------                                       ---------------------
BT Alex. Brown Incorporated

Hambrecht & Quist LLC

Pacific Growth Equities, Inc.

Piper Jaffray Inc.







                                                                      ----------

                           Total                                       2,000,000